UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2019

Performance Food Group Company
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12500 West Creek Parkway Richmond, Virginia		23238
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

ITEM 8.01.  OTHER EVENTS.

On September 16, 2019, Performance Food Group Company (the “Company”) issued a press release to announce that its indirect subsidiary, PFG Escrow Corporation, intends, subject to market and other conditions, to offer $1,060 million in aggregate principal amount of senior notes due 2027 (the “notes”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the notes offering, filed as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 herewith, respectively, are (a) the audited carve-out financial statements of the Reinhart Foodservice Business (a carve-out of certain operations of Reyes Holdings, L.L.C. and Lone Oak Realty LLC) (the “Reinhart Businesses”) as of and for the years ended December 31, 2018 and 2017, (b) the unaudited carve-out financial statements of the Reinhart Businesses as of and for the six months ended June 30, 2019 and 2018 and (c) the unaudited pro forma condensed combined financial statements of the Company for the year ended June 29, 2019, to illustrate the estimated effects of the previously announced acquisition by the Company of the Reinhart Businesses.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The audited carve-out financial statements of the Reinhart Businesses as of and for the years ended December 31, 2018 and 2017 are attached hereto as Exhibit 99.2. The unaudited carve-out financial statements of the Reinhart Businesses as of and for the six months ended June 30, 2019 and 2018 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro forma Financial Information.

The Company’s unaudited pro forma condensed combined statement of operations and explanatory notes as of and for the year ended June 29, 2019, are attached as Exhibit 99.4 hereto and incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, an independent registered public accounting firm

99.1	Press Release, dated September 16, 2019

99.2	Audited carve-out financial statements of the Reinhart Businesses as of and for the years ended December 31, 2018 and 2017

99.3	Unaudited carve-out financial statements of the Reinhart Businesses as of and for the six months ended June 30, 2019 and 2018

99.4	Unaudited pro forma condensed combined statement of operations and explanatory notes as of and for the year ended June 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: September 16, 2019	By:	/s/ A. Brent King
A. Brent King
Senior Vice President, General Counsel and Secretary